UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2013

Brainstorm Cell Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54365	20-8133057
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

605 Third Avenue, 34th Floor
New York, NY	10158
(Address of principal executive offices)	(Zip Code)

(646) 666-3188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 10, 2013, Brainstorm Cell Therapeutics Inc. (the “Company”) announced that its principal investigator Professor Dimitrios Karussis presented some of his preliminary findings from the Company’s ongoing ALS Phase IIa dose-escalating trial being conducted at the Hadassah Medical Center in Jerusalem, Israel, evaluating the Company’s NurOwn™ technology (the “Clinical Trial”), at the 24th International Symposium on ALS/MND last week in Milan, Italy.

According to Prof. Karussis, the safety data are "impressively positive," with only minimal and transient adverse events, even though the patients in this study were injected both intrathecally and intramuscularly with up to double the dose of NurOwn™ cells given in the Phase I trial. In addition, a number of patients showed some initial indications of clinical improvement.

The Clinical Trial is being performed at Hadassah Medical Center in Jerusalem, Israel, which is collaborating with the Company and utilizing the Company’s NurOwn™ technology for growing and modifying autologous adult human stem cells to treat ALS, often referred to as Lou Gehrig's Disease. The study is headed by Prof. Karussis, M.D., Ph.D., who is the head of Hadassah's Multiple Sclerosis Center and a member of the International Steering Committees for Bone Marrow and Mesenchymal Stem Cells Transplantation in Multiple Sclerosis (MS), and a scientific team from the Company headed by Prof. Eldad Melamed.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibit to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K.

On December 10, 2013, the Company issued a press release announcing the Clinical Trial results presented by Prof. Karussis, M.D., Ph.D.

The foregoing description is qualified in its entirety by reference to the Press Release filed as Exhibit 99.1 hereto, which exhibit is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

The exhibit listed in the Exhibit Index below is filed with this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 10, 2013	Brainstorm Cell Therapeutics Inc.

	By:	/s/ Liat Sossover

Liat Sossover
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 10, 2013